[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.3

CONSENT AND ELEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
ELEVENTH AMENDMENT TO AMENDED AND RESTATED
CASH DIVERSION AND COMMITMENT FEE GUARANTY

This CONSENT AND ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND ELEVENTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of March 25, 2021 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Silicon Valley Bank, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and ING Capital LLC, as Issuing Bank (in such capacity, the “Issuing Bank”) (the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty” and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the undersigned Lenders wish to provide, consent to the acquisition by the Borrower of Sunrun Kronos Manager 2020, LLC, a Delaware limited liability company and a Tax Equity Holdco (such acquisition, the “Tax Equity Holdco Acquisition”);
WHEREAS, the Borrower desires to cause the following existing Tax Equity Opcos and Inverted Lease Opco to become Wholly Owned Opcos pursuant to Section 2.05(d) of the Amended Credit Agreement: (a) Sunrun Solar Owner XVIII, LLC, a Delaware limited liability company (“Owner XVIII”), (b) Sunrun Solar Owner XVII, LLC, a Delaware limited liability company (“Owner XVII”), (c) Sunrun Solar Owner XII, LLC, a Delaware limited liability company (“Owner XII”) and (d) Owner XI (Owner XI, Owner XVIII, Owner XVII and Owner XII, collectively, the “Target Opcos” and, each, a “Target Opco”);
WHEREAS, in connection with such acquisition, the Borrower wishes to obtain, and the Administrative Agent (acting on the instructions of the undersigned Lenders) wishes to provide, in each case pursuant to Section 7.10(d) of the Amended Credit Agreement, consent to the direct acquisition by each applicable Tax Equity Holdco (and the indirect acquisition by the Borrower) of all of the membership interests held by (a) the Tax Equity Class A Member in each of (i) Owner XVIII, (ii) Owner XVII and (iii) Owner XII and (b) the tax equity investor in Tenant XI (each such acquisition, a “Tax Equity Investor Buyout” and, collectively, the “Tax Equity Investor Buyouts”);

WHEREAS, in connection with the acquisition of Owner XI as a Wholly Owned Opco, the Borrower wishes to obtain, and the Administrative Agent and the undersigned Lenders wish to provide consent to (a) upon consummation of the Tax Equity Investor Buyout of Tenant XI, the distribution by Tenant XI to Holdco XI of all of the membership interests of Owner XI owned by Tenant XI, such that following such distribution, Holdco XI shall be the sole owner of (i) 100% of the membership interests in Owner XI and (ii) 100% of the membership interests in Tenant XI, respectively (the “Tenant XI Distribution”) and (b) upon consummation of the Tenant XI Distribution, the Borrower causing Holdco XI to (i) cause Owner XI and Tenant XI to mutually terminate that certain Master Lease, dated as of June 13, 2013, by and between Owner XI and Tenant XI, (ii) cause Tenant XI to terminate that certain Master REC Purchase Agreement, dated as of June 13, 2013, by and between Sponsor and Tenant XI, and (iii) cause Tenant XI to assign all of Tenant XI’s rights, obligations and interests in, to and under (x) that certain Operation and Maintenance Agreement, dated as of June 13, 2013, as amended by the First Amendment to Operation and Maintenance Agreement, dated as of April 28, 2015, by and between Sponsor and Tenant XI (the “Fund XI O&M Agreement”) and (y) that certain Back-Up Servicing Agreement dated as of March 31, 2015, by and among the Sponsor, Tenant XI, and U.S. Bank National Association (the “Fund XI Back-Up Servicing Agreement”), to Owner XI (all actions in the forgoing clauses (a) and (b), collectively, the “Inverted Lease Fund Reorganization”);
WHEREAS, on March 16, 2021, the Borrower provided notice pursuant to Section 2.01(g) of its desire to permanently reduce the Revolving Loan Commitment;
WHEREAS, on March 16, 2021, the Borrower provided notice pursuant to Section 2.02(d)(i) of its desire to permanently reduce the LC Commitment; and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article VII below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:
1.Amendment to Section 1.01. The following are hereby added as new defined terms to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
““Amendment No. 11” shall mean that certain Consent and Eleventh Amendment to Second Amended and Restated Credit Agreement and Eleventh Amendment to Amended and Restated Cash Diversion and Commitment Fee Guaranty, dated as of March 25, 2021, among the

Borrower, the Sponsor, the Administrative Agent, the Issuing Bank and the Lenders identified on the signature pages thereto.”
““Kronos 2020 LLCA” shall mean that certain Amended and Restated Limited Liability Company Agreement of Sunrun Kronos Owner 2020, LLC, dated as of December 3, 2020, entered into by and among Sunrun Kronos Manager 2020, LLC, [***] and [***].”
2.Amendment to Section 1.01. The definition of “Availability Period” is hereby amended to replace “March 27, 2021” with “March 27, 2022.”
3.Amendment to Section 1.01. The definition of “Issuing Bank” is hereby amended to replace “and (b)” with “, (b) ING Capital LLC and (c)”
4.Amendment to Section 1.01. The definition of “LC Commitment” is hereby amended by deleting the last proviso thereof and inserting in its place “; provided, that the aggregate principal amount of the LC Lenders’ LC Commitments shall not exceed $10,000,000.”
5.Amendment to Section 1.01. The definition of “Revolving Loan Commitment” is hereby amended by deleting the last proviso thereof and inserting in its place “; provided, that the aggregate principal amount of the Lenders’ Revolving Loan Commitments shall not exceed $350,000,000.”
6.Amendment to Section 1.01. The definition of “Tax Equity Holdco” is hereby amended and restated in its entirety as follows:
“Tax Equity Holdco” shall mean each entity designated as a “Partnership Flip Holdco”, “IRR Partnership Flip Holdco” or Inverted Lease Holdco” by the Borrower on Schedule 5.03(e).
7.Amendment to Section 7.10. Section 7.10 is hereby amended by inserting the following at the end thereof as a new paragraph (e):
(e) Except as contemplated by Amendment No. 11 in connection with the Inverted Lease Fund Reorganization (as defined in Amendment No. 11), the Borrower shall not, and shall not permit Owner XI or Holdco XI to, terminate or materially amend or modify any Portfolio Document (other than any Project Document) to which Owner XI or Holdco XI is a party, or waive any material breach under, or material breach of, any Portfolio Document (other than any Project Document) to which Owner XI or Holdco XI is a party, in each case, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders).
8.Amendment to Section 7.24. Section 7.24 is hereby amended and restated in its entirety as follows:

“The Borrower shall (a) cause all Projects owned by Owner XI that are subject to Prepaid Customer Agreements to be transferred to the Sponsor or an Affiliate of the Sponsor that is not a direct or indirect subsidiary of the Borrower by no later than December 31, 2021, (b) have caused to be prepaid prior to the date of such transfer any Loans required to be prepaid as a result of any such Project becoming subject to a Prepaid Customer Agreement pursuant to Section 4.03(b) or 4.03(f), as applicable, and (c) in connection with each Advance Date occurring after March 25, 2021 and prior to the date on which the transfer contemplated by clause (a) above has been consummated, ensure that the Base Case Model delivered in connection with each Available Borrowing Base Determination Date reflects Operating Expenses through December 31, 2021 from all Projects owned by Owner XI that are subject to Prepaid Customer Agreements.”
9.New Section 7.31. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.31:
“The Borrower shall not cause or otherwise permit any [***] Project (as defined in the Kronos 2020 LLCA) or New Home Project (as defined in the Kronos 2020 LLCA) to be treated as an Eligible Project.”
10.Amendment to Schedule 2.01. Schedule 2.01 of the Credit Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Attachment A hereto.
II.Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article VII below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (i) replacing the period at the end of clause (ll) with the text “; and” and (ii) inserting the following as a new clause (mm):
“(mm)    if, for any quarterly period preceding a Calculation Date, expenses, including, without limitation, operations and maintenance expenses and payments under any production guarantee, incurred in connection with any and all [***] Projects (as defined in the Kronos 2020 LLCA) exceed aggregate revenues from such [***] Projects, in the amount of such excess.”
III.Limited Consent to Acquisition. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article VII below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to the Tax Equity Holdco Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (the “Acquisition Consent”). The Acquisition Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
IV.Limited Consent to Tax Equity Investor Buyouts and Inverted Lease Fund Reorganization. At the request of the Borrower and subject to Article VIII below, the Administrative Agent and each of the undersigned Lenders hereby (a) consents and agrees to (i)

the Tax Equity Investor Buyouts, for which consent of the Administrative Agent (acting on the instructions of the Required Lenders) is required pursuant to Section 7.10(d) of the Amended Credit Agreement (the “Buyout Consent”) and (ii) the Tenant XI Distribution, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 7.03 of the Amended Credit Agreement (the “Distribution Consent”), and (b) acknowledge, pursuant to Section 6.01(b)(viii) of the Amended Credit Agreement that the O&M Agreement and the Back-Up Servicing Agreement will be assigned by Tenant XI to Owner XI as part of the Inverted Lease Fund Reorganization; provided that (x) this consent shall expire with respect to a Tax Equity Investor Buyout if such Tax Equity Investor Buyout has not occurred on or prior to December 31, 2021 and (y) the Borrower shall cause the Inverted Lease Fund Reorganization to occur promptly following the Tax Equity Investor Buyout of Tenant XI. Each of the Buyout Consent and Distribution Consent granted pursuant to this Article IV is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
V.Limited Consent to Appointment of Administrative Agent. At the request of the Borrower and subject to the conditions in Article VII below, each of the Required Lenders hereby (a) ratifies the resignation of Investec Bank PLC as the resigning Administrative Agent, (b) appoints Silicon Valley Bank as successor Administrative Agent, for which consent of the Required Lenders is required pursuant to Section 11.06 of the Amended Credit Agreement and which appointment is hereby confirmed by the Borrower (the “Administrative Agent Consent”) and (c) confirms that the “Resignation Effective Date” shall be March 25, 2021. Silicon Valley Bank hereby accepts the appointment as successor Administrative Agent.
The parties hereto hereby confirm that, as of the Resignation Effective Date, Silicon Valley Bank succeeds to the Amended Credit Agreement and becomes vested with all of the rights, powers and privileges, and agrees to perform all of the duties, of the Administrative Agent under each of the Loan Documents (including, but not limited to, the Collateral Agency Agreement and the Depository Agreement). The parties hereto hereby further confirm that Investec Bank PLC is discharged from all of its duties and obligations as the Administrative Agent under the Amended Credit Agreement and the other Loan Documents (including, but not limited to, the Collateral Agency Agreement and the Depository Agreement), in each case, as of the Resignation Effective Date.
As of the Resignation Effective Date, the address of the “Administrative Agent” for the purposes of Schedule IV (Administrative Agent’s Office) of the Amended Credit Agreement and each of the other Loan Documents shall be as follows:

Silicon Valley Bank
387 Park Avenue South, 2nd Floor
New York, NY 10016
Attention: Tai Pimputkar, Director
Email: TPimputkar@svb.com

The Administrative Agent Consent granted pursuant to this Article V is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
VI.Selection of Replacement Issuing Bank. Subject to the conditions in Article VII below, the Borrower hereby (a) selects ING Capital LLC as replacement Issuing Bank, and which selection is hereby accepted by the Administrative Agent and (b) confirms that the replacement effective date shall be March 25, 2021. ING Capital LLC hereby agrees to its selection as replacement Issuing Bank.
The Collateral Agent is hereby expressly authorized to cancel and return the Letter of Credit issued by Investec Bank PLC concurrently with the issuance of the replacement Letter of Credit issued by ING Capital LLC.
VII.Conditions Precedent to Amendment Effectiveness. Each of the amendments contained in Articles I and II, each of the Acquisition Consent and the Administrative Agent Consent contained in Articles III and V, and the replacement of the Issuing Bank pursuant to Article VI shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and each Lender, and acknowledged by the Administrative Agent; and
2.the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
VIII.Conditions Precedent to Tax Equity Investor Buyouts and Inverted Lease Fund Reorganization. The Buyout Consent and Distribution Consent contained in Article IV shall be effective as of the Amendment Effective Date, but consummation of (a) each Tax Equity Investor Buyout and (b) the Tenant XI Distribution and the Inverted Lease Fund Reorganization, respectively, shall be subject to the satisfaction of the following conditions precedent, as applicable:
1.with respect to each Tax Equity Investor Buyout, that no Default or Event of Default shall have occurred and be continuing or would result from such Tax Equity Investor Buyout;
2.with respect to the Inverted Lease Fund Reorganization, that no Default or Event of Default shall have occurred and be continuing or would result from such Inverted Lease Fund Reorganization;
3.with respect to each Tax Equity Investor Buyout, that the Borrower shall have delivered a fully-executed Wholly Owned Opco Certificate in the form set forth in Exhibit P of the Amended Credit Agreement with respect to the applicable Target Opco, along with each of the documents and other items described therein, in form and substance reasonably satisfactory to the Administrative Agent;
4.with respect to each Tax Equity Investor Buyout, that the Borrower shall have caused the applicable Subsidiaries to direct all of the existing membership interest certificates in the applicable Target Opco to be cancelled, effective immediately upon the consummation of the acquisition of such Target Opco;
5.prior to the termination described in the immediately preceding Paragraph 4 with respect to each Tax Equity Investor Buyout, that the Borrower shall have caused the applicable Target Opco to deliver to the Collateral Agent new certificates representing all of the membership interests in such Tax Equity Holdco, accompanied by undated stock powers executed in blank and instruments evidencing any pledged debt indorsed in blank, which shall become effective concurrently with the cancellation described in the immediate preceding Paragraph 4;
6.with respect to each Tax Equity Investor Buyout, that the Sponsor has made a capital contribution to the applicable Tax Equity Holdco for the purchase of the membership interests held by the applicable Tax Equity Class A Member in an amount that is not less than the total amount payable to such Tax Equity Class A Member and all costs and expenses of any Person payable by the Borrower or any Subsidiary in connection therewith;
7.with respect to the Tenant XI Distribution, that the Borrower shall have delivered a fully-executed distribution agreement whereby Tenant XI distributes to Holdco XI all of the membership interests of Owner XI owned by Tenant XI, in form and substance reasonably satisfactory to the Administrative Agent; and
8.with respect to the Inverted Lease Fund Reorganization, that the Borrower shall have delivered one or more fully-executed assignment agreements whereby Tenant XI assigns to Owner XI all of its rights, obligations and interests in, to and under the Fund XI O&M Agreement and the Fund XI Back-Up Servicing Agreement, in form and substance reasonably satisfactory to the Administrative Agent.
IX.Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (b) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (c) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.
3.Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
X.Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (a) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (b) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.
XI.Miscellaneous.
1.Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2.Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.Governing Law, etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SUNRUN HERA PORTFOLIO 2015-A, LLC,
as Borrower
By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By:     /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By:     /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

SILICON VALLEY BANK,
as Administrative Agent

By:     /s/ Jamie Goh
Name: Jamie Goh
Title: Vice President
[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.3

ING CAPITAL LLC,
as Issuing Bank

By:     /s/ Thomas Cantello
Name: Thomas Cantello
Title: Managing Director
By:     /s/ Henry Miller
Name: Henry Miller
Title: Director

1

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Lisa A. Ryder
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

SILICON VALLEY BANK,
as Lender

By:     /s/ Jamie Goh
Name: Jamie Goh
Title: Vice President
[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By:     /s/ Jeremy Eisman
Name: Jeremy Eisman
Title: Managing Director

By:     /s/ Kyle Hatzes
Name: Kyle Hatzes
Title: Director
[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

ING Capital LLC,
as Lender

By:     /s/ Thomas Cantello
Name: Thomas Cantello
Title: Managing Director

By:     /s/ Clay Miller
Name: Clay Miller
Title: Director

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender
By: Sunrun Gaia Holdco 2016, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

    By:     /s/ Tom vonReichbauer
    Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

BANKUNITED, N.A.,
as Lender

By:     Michael van Teeffelen
Name: Michael van Teeffelen
Title: SVP

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

EAST WEST BANK,
as Lender

By:     Christopher Simeone
Name: Christopher Simeone
Title: Senior Vice President

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

Truist Bank,
as Lender

By:     /s/ Arize Agumadu
Name: Arize Agumadu
Title: Director

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

AA Infrastructure Fund 1 Ltd.,
as Lender

By: Athene Asset Management LLC,
its investment advisor

By Apollo Credit Management, LLC,
its sub-advisor
By:     /s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

Acknowledged and Agreed:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent

By: /s/ Alice Carter____________________
Name: Alice Carter
Title: Assistant Vice President

By: /s/ Roxanne Tadios____________________
Name: Roxanne Tadios
Title: Assistant Vice President
[Signature Page to Consent and Eleventh Amendment (2nd A&R AF Credit Agreement)]

Schedule 2.01
Lenders’ Commitments

REVOLVING LENDERS	Revolving Loan Commitment
BankUnited, N.A.	$50,000,000
Deutsche Bank AG, New York Branch	$32,500,000
East West Bank	$17,500,000
ING Capital LLC	$64,500,000
KeyBank National Association	$35,000,000
Silicon Valley Bank	$67,900,000
Sunrun Gaia Portfolio 2016-A, LLC	$16,100,000
Truist Bank	$52,500,000
AA Infrastructure Fund 1 Ltd.	$14,000,000
Total	$350,000,000

LC LENDERS	LC Commitment
ING Capital LLC	$10,000,000
Total	$10,000,000